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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Rydex ETF Trust
                                 ---------------
             (Exact name of registrant as specified in its charter)



               Delaware                                         See Below
----------------------------------------                 -----------------------
(State of incorporation or organization)                      (IRS Employer
                                                           Identification No.)

               c/o Rydex
     9601 Blackwell Rd. Suite 500
             Rockville, MD                                        20850
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(Address of principal executive offices)                        (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class      Name of Exchange on which each      I.R.S. Employer
 to be Registered:         Class is to be registered:     Identification Number:

S&P Equal Weight ETF       American Stock Exchange               43 - 2004324


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

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Securities Act registration statement file number to which this form relates:
333-101625

Securities to be registered pursuant to Section 12(g) of the Act: None.

     Item 1. Description of Registrant's Securities to be registered:

Reference is made to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed April 17, 2003 (Securities Act file number 333-101625 and Investment Company Act file number 811-21261), which is incorporated herein by reference.

     Item 2. Exhibits

A. Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) of the Initial Registration Statement, as filed December 3, 2002.

B. By-Laws of Trust are incorporated by reference to Exhibit (b) of the Initial Registration Statement, as filed December 3, 2002.

C. Form of Authorized Participant Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 filed April 17, 2003.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                    Rydex ETF Trust
Date: April 25, 2003

                                         By:   /s/ Albert P. Viragh, Jr.
                                              ---------------------------
                                                 Albert P. Viragh, Jr.
                                                       President